EXHIBIT 10.9

                 SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER
                               Bridge Financing

                    Q Matrix, Inc. - a Delaware Corporation

The undersigned subscriber, hereby submits $_____________ for the purchase of Q Matrix, Inc. Units, each Unit consisting of a 10% Convertible Note in the principal amount of $4,999 (the "Notes") and a Warrant to purchase Common Stock (the "Warrants") (hereinafter, the "Units") issued by Q Matrix, Inc. (the "Corporation" or the "Issuer") at a private placement offering price of $5,000 per Unit.

The Private Placement Memorandum contains the forms of the Note and Warrant. The appropriate accredited investor designation must be initialed and this Subscription Agreement signed at page 5.

Notice to Subscriber

THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK AND ARE OFFERED ONLY TO ACCREDITED INVESTORS WHO COMPLETE THIS SUBSCRIPTION AGREEMENT. THE PRIVATE PLACEMENT MEMORANDUM AND THIS SUBSCRIPTION AGREEMENT CONTAIN ESSENTIAL INFORMATION ABOUT THE COMPANY AND THE SECURITIES BEING OFFERED. PERSONS ARE ADVISED TO READ THESE DOCUMENTS CAREFULLY PRIOR TO MAKING A DECISION TO PURCHASE THESE SECURITIES. AN INVESTMENT IN THE SECURITIES OFFERED IS SPECULATIVE AND SHOULD BE CONSIDERED ONLY BY PERSONS WITH THE FINANCIAL SOPHISTICATION AND RESOURCES TO INDEPENDENTLY EVALUATE THIS INVESTMENT AND WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS SUBSCRIPTION AGREEMENT TOGETHER WITH THE PRIVATE PLACEMENT MEMORANDUMCONTAINS ALL OF THE REPRESENTATIONS BY THE COMPANY CONCERNING THIS OFFERING, AND NO PERSON IS AUTHORIZED TO MAKE DIFFERENT OR BROADER STATEMENTS THAN THOSE CONTAINED HEREIN. INVESTORS ARE CAUTIONED NOT TO CONSIDER ANY INFORMATION NOT EXPRESSLY SET FORTH IN THIS SUBSCRIPTION AGREEMENT OR THE PRIVATE PLACEMENT MEMORANDUM WHICH IS NOT SEPARATELY OBTAINED BY THE SUBSCRIBER'S INDEPENDENT INVESTIGATION OF THE COMPANY AND ITS PROSPECTS.

THE NOTES AND WARRANTS OFFERED PURSUANT TO THE TERMS DESCRIBED IN THE PRIVATE PLACEMENT MEMORANDUM WHICH IS ATTACHED TO THIS DOCUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ARE OFFERED ONLY TO ACCREDITED INVESTORS UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THE BRIDGE FINANCING NOTE CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS. EACH NOTE AND WARRANT AND, IF CONVERTED OR EXERCISED, EACH COMMON SHARE CERTIFICATE WILL CONTAIN A LEGEND DENOTING RESTRICTIONS ON TRANSFER. THE NOTES AND WARRANTS OFFERED PURSUANT TO THE PRIVATE PLACEMENT MEMORANDUM ARE UNREGISTERED SECURITIES, THE ISSUE PRICE OF WHICH HAS BEEN ARBITRARILY DETERMINED WITH NO CONSIDERATION OF THE CURRENT FINANCIAL CONDITION OF THE CORPORATION. THE OFFERING HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED ON ADEQUACY OF THE PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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Subscriber's Statement

     This Subscription Agreement and Investment Letter ("Subscription") is entered for the purpose of accepting an offer to purchase Units. It is understood that this Subscription is not binding until the President of the Corporation accepts it in writing and then only in accordance with the terms of this Subscription, the Articles of Incorporation (as amended), the Bylaws of the Corporation and the Private Placement Memorandum. In connection with the undersigned's proposed acquisition of the Units, the undersigned represents as follows:

     1. The Units are being acquired by the undersigned for the undersigned's own account and not on behalf of any other person.

     2. The Units are being acquired for investment purposes and not for resale or distribution.

     3. The undersigned has received a copy of the Corporation's Private Placement Memorandum describing the private placement offering of the Units and the exhibits attached thereto (the "Private Placement Memorandum"). The undersigned has read the Private Placement Memorandum and has been afforded the opportunity to discuss the business of the Corporation with its management. As a result, the undersigned is cognizant of the arbitrary price for the Units, financial condition, capitalization, generally allocated use of proceeds from this placement and proposed operations and financing of the Corporation and has been able to independently evaluate the merits and risks of the investment in the Units. The undersigned understands that an investment in the Units is inherently one of high risk.

     4. The management of the Corporation has furnished to the undersigned's satisfaction any information requested in writing by the undersigned and the undersigned has made such independent investigation, research and analysis of the Corporation, its proposed business and prospects, as the undersigned deems necessary.

     5. The undersigned qualifies as an accredited investor pursuant to one of the definitions of "accredited investor" described in item 18 hereof and my
(our) present financial condition is such that it is highly unlikely that it would be necessary for the undersigned to dispose of the Units being purchased hereby in the foreseeable future.

     6. The undersigned represents that an investment in the Units is a suitable investment for the undersigned, taking into consideration the risks and the restrictions on transferability affecting the Units.

     7. The undersigned understands that the Units are restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). The undersigned consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Units. If the Units are converted, each Common Shares Certificate issued therefore shall also contain a legend denoting restrictions on transfer.

     8.   The undersigned understands and agrees that:

          (a) Neither the Units nor any other securities of the Corporation have been registered under the Act;


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          (b)  The undersigned cannot sell the Units the Notes or the
Warrants unless they are registered under the Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

          (c) The undersigned must bear the economic risks of an investment in the Units for an indefinite period of time because the Units have not been registered under the Act;

          (d) The Corporation is the only person which may register the Units, the Notes or the Warrants under the Act and any state securities statutes and the management of the Corporation has not made any representations regarding the registration of the Units or any other security issued or to be issued by the Corporation or compliance with Regulation A or some other exemption under the Act;

          (e) The undersigned will not sell the Units, the Notes or the Warrants without registration under the Act and any applicable state securities laws, unless exemptions from such registration requirements are available, the availability of which must be established to the satisfaction of the Board of Directors of the Corporation and Counsel for the Corporation;

          (f) The Units offered pursuant to the Private Placement Memorandum are unregistered, restricted securities. Each Note and Warrant Certificate shall contain a legend denoting restrictions on transfer;

          (g) The subscriber acknowledges that investing in the Units includes but is not limited to the following risk factors:

          Limited Information Provided. These securities involve a high degree of risk and are offered only to accredited investors. The Private Placement Memorandum contains only a limited amount of information about the issuer and the securities being offered. Persons who are contemplating investing must read this subscription agreement and the Private Placement Memorandum carefully and independently obtain any supplement information, which such person deems necessary prior to making a decision to purchase these securities.

          Arbitrary Offering Price. There is no public market for the Units, the Notes or the Warrants. The issue price of the Units was, therefore, arbitrarily determined by the management of the Issuer. Such price bears no relationship to established value criteria such as assets, book value, net worth or any other recognized criteria of value of the Issuer and, accordingly, should not be considered an indication of the actual value of the Corporation. In determining the offering price, the management considered such factors as the financial resources of the Corporation, estimates of the business potential of the Corporation, the amount of equity or control desired to be retained by the management, the amount of dilution to the investors, the prospects for the industry, and the general conditions of the securities market.

          Absence of Liquidity. There currently is no public market for the Units being offered or the underlying common shares and there is no intention on the part of the Corporation that a market will develop subsequent to this offering. No assurance can be given that purchasers will be able to resell their Notes at the offering price, or that a purchaser will be able to liquidate their investment without considerable delay, if at all.


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          Control Retained by Current Management.   Upon the completion of
this offering, the current management will remain as officers and directors of the Corporation and continue to control the affairs and business of the Corporation. As a result, current management will continue to control virtually every aspect of the Corporation's affairs.

          Economic Business Risks Outside the Corporation's Control. The Corporation's proposed business is subject to various risks and contingencies, many of which are beyond the ability of the Corporation to control.

          Broad Discretion in Use of Proceeds. Specific applications of proceeds will be in the sole discretion of management.

          The securities of the Corporation are speculative and involve a high degree of risk, including, but not necessarily limited to, the factors affecting future results described above. The statements which are not historical facts contained in this Subscription Agreement and any other written or oral presentation to the investors by management or representatives of management, including statements containing words such as "believes," "expects," "intends", "estimates," "anticipates," or similar expressions, are "forward looking statements" that involve risks and uncertainties including, but not limited to, the factors set forth above.

     9. The management of the Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the management of the Corporation's behalf concerning the terms and conditions of this transaction and the undersigned also has been given the opportunity to obtain any additional information which the management of the Corporation possesses or can acquire without unreasonable effort or expense.

    10. By the subscriber's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in order to comply with certain obligations under applicable securities laws.

    11. The Units are being offered without registration under the 1933 Securities Act (the "Act") in reliance on non-public offering exemptions provided by Regulation D and other provisions of the Securities Act of 1933 for nonpublic sales solely to accredited investors. The information supplied by you in this subscription agreement will be used to determine whether you are qualified and eligible to invest in this offering. Your response will be kept confidential and will not be disclosed except to the Corporation, its counsel, agents and officers and, if required, to governmental and regulatory authorities.

    12. The undersigned represents that the undersigned is the sole party in interest as to this subscription, is acquiring the Units for investment for the undersigned's own account, and has no present agreement, understanding, arrangement, or intent to sub-divide, sell, assign, transfer or otherwise dispose of all or any part of the Units to any other person.

    13. The undersigned is over 21 years of age (or if an association, then each of the undersigned members are over such age).

    14. If the undersigned is a partnership, joint venture, corporation or trust, the undersigned warrants and represents that it is or was not organized or re-organized for the specific purpose of acquiring the Units and will provide documentation supporting this representation if so requested by the Management of the Corporation.

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    15.  The undersigned understands that the Corporation will keep confidential all of the above and any other information provided by the undersigned or on the undersigned's behalf except to the extent that the Corporation is required to release such information to third parties for the purposes of establishing the Corporation's exemption from registration under the federal and state securities laws, rules and regulations.

    16. The funds provided for the undersigned's investment are either separate property, community property over which the signatory(ies) hereto has the right of control or are otherwise funds as to which the undersigned has the sole right of management.

    17. The undersigned recognizes that the sale of the Units to the undersigned will be based upon the representations and warranties set forth hereinabove and the statements made herein, and the undersigned hereby agrees to indemnify the Corporation, its attorneys, agents, representatives and each of its officers and directors and to hold them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made in this Subscription Agreement, any breach by the undersigned of my (our) warranties and/or failure by me (us) to fulfill any of my (our) covenants or agreements set forth herein or arising out of the sale or distribution of any Units by me (us) in violation of the Securities Act of 1933, as amended, or any other applicable securities or "Blue Sky" laws.

    18. The undersigned meets the requirements of an accredited investor under the category below which is checked "Yes" and initialed by the undersigned.

         (a) Any director, executive officer or general partner of the Issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          Yes _____  No _____   Initial ________

         (b) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

          Yes _____  No _____   Initial ________

         (c) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          Yes _____  No _____   Initial ________

         (d) Any entity in which all of the equity owners are accredited investors.

          Yes _____  No _____   Initial ________




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The Subscriber attests that the purchaser is an accredited investor as defined by Regulation D of the 1933 Securities Act and is a bona fide resident of the state listed in subscriber's address below. The undersigned (1) certifies that the information contained in this subscription agreement is complete, true, and correct; (2) affirms that subscriber's income is derived in no part from illegal or criminal activities; and (3) certifies that the investment will not be used for any type of money laundering or other such activities in violation of any state or federal regulation.

IN WITNESS WHEREOF, subject to acceptance by the President of the Corporation, the undersigned has completed this Subscription Agreement and Investment Letter to evidence the undersigned's subscription to purchase the Units as set forth above.


SUBSCRIBER Name:____________________________________________________________


_________________________ Print Name of Signatory:__________________________
Authorized Signature


_________________________ Print Name of Signatory:__________________________
Authorized Signature


Tax ID or Social Security Number____________________________________________

Subscriber Address:

*****************************************************************************

CORPORATE ACCEPTANCE OF SUBSCRIPTION:

SUBSCRIPTION ACCEPTED _______________, 2004

     Q Matrix, Inc.


     By:___________________________________
        President














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